Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
1)	Registration Statement (Form S-3 No. 333-120692),
2)	Registration Statement (Form S-3 No. 333-150737),
3)	Registration Statement (Form S-3 No. 33-94782),
4)	Registration Statement (Form S-3 No. 333-22211),
5)	Registration Statement (Form S-3 No. 333-43267),
6)	Registration Statement (Form S-3 No. 333-39282),
7)	Registration Statement (Form S-3 No. 333-65592),
8)	Registration Statement (Form S-3 No. 333-125571) of Liberty Property Trust and Liberty Property Limited Partnership, and
9)	Registration Statement (Form S-3 No. 333-156460),
10)	Registration Statement (Form S-3 No. 333-148614),
11)	Registration Statement (Form S-3 No. 333-14139),
12)	Registration Statement (Form S-8 No. 333-141314) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan,
13)	Registration Statement (Form S-8 No. 333-32244) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan,
14)	Registration Statement (Form S-3 No. 333-53297),
15)	Registration Statement (Form S-3 No. 333-63115),
16)	Registration Statement (Form S-3 No. 333-37218),
17)	Registration Statement (Form S-3 No. 333-45032),
18)	Registration Statement (Form S-8 No. 333-62504) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan,
19)	Registration Statement (Form S-8 No. 333-62506) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan,
20)	Registration Statement (Form S-3 No. 333-63494),
21)	Registration Statement (Form S-3 No. 333-63978),
22)	Registration Statement (Form S-3 No. 333-91702),
23)	Registration Statement (Form S-3 No. 333-107482),
24)	Registration Statement (Form S-3 No. 333-108040),
25)	Registration Statement (Form S-3 No. 333-114609),
26)	Registration Statement (Form S-3 No. 333-118994),
27)	Registration Statement (Form S-3 No. 333-130948),
28)	Registration Statement (Form S-3 No. 333-125572),
29)	Registration Statement (Form S-3 No. 333-122365),
30)	Registration Statement (Form S-8 No. 333-118995) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan,
31)	Registration Statement (Form S-3 No. 333-159731), and
32)	Registration Statement (Form S-8 No. 333-159732) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan, and in the related Prospectuses of our report dated February 26, 2010 (except for Notes 2, 13, 14, 16 and 17 as to which date is September 17, 2010), with respect to the consolidated financial statements and schedule of Liberty Property Trust included in this Current Report (Form 8-K).
/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
September 17, 2010